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                          EXHIBIT 23.01

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              [Letterhead of DeLoitte & Touche LLP]

INDEPENDENT AUDITORS' CONSENT

We  consent  to  the incorporation by reference  in  Registration
Statement  Nos.  33-84726, 33-84728, and  333-25981  of  Paul-Son
Gaming Corporation on Forms S-8 of our report dated August 8, 1997, appearing in this Annual Report on Form 10-K of Paul-Son Gaming Corporation for the year ended May 31, 1997.

/s/ Deloitte & Touche LLP

DELOITTE AND TOUCHE LLP
Las Vegas, Nevada
August 28, 1997